Exhibit A

Fund	Effective Date
First Trust CEF Income Opportunity ETF	September 28, 2016
First Trust Municipal CEF Income Opportunity ETF	September 28, 2016
First Trust TCW Opportunistic Fixed Income ETF	February 13, 2017
EquityCompass Risk Manager ETF	January 19, 2017
EquityCompass Tactical Risk Manager ETF	January 19, 2017
First Trust TCW Unconstrained Plus Bond ETF	May 29, 2018
First Trust Low Duration Strategic Focus ETF	December 18, 2018
FT Cboe Vest U.S. Equity Buffer ETF – August	November 1, 2019
FT Cboe Vest U.S. Equity Deep Buffer ETF – August	November 1, 2019
FT Cboe Vest U.S. Equity Buffer ETF – November	November 1, 2019
FT Cboe Vest U.S. Equity Deep Buffer ETF – November	November 1, 2019
First Trust Active Factor Large Cap ETF	November 24, 2019
First Trust Active Factor Mid Cap ETF	November 24, 2019
First Trust Active Factor Small Cap ETF	November 24, 2019
FT Cboe Vest U.S. Equity Buffer ETF – February	February 5, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – February	February 5, 2020
First Trust TCW Securitized Plus ETF	April 6, 2020
FT Cboe Vest U.S. Equity Buffer ETF – May	May 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – May	May 1, 2020
First Trust Multi-Manager Large Growth ETF	May 15, 2020
FT Cboe Vest U.S. Equity Buffer ETF – June	June 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – June	June 1, 2020
FT Cboe Vest U.S. Equity Buffer ETF – July	July 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – July	July 1, 2020
FT Cboe Vest Fund of Buffer ETFs	August 10, 2020
FT Cboe Vest U.S. Equity Buffer ETF – September	September 1, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – September	September 1, 2020
FT Cboe Vest U.S. Equity Buffer ETF – October	October 5, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – October	October 5, 2020
FT Cboe Vest U.S. Equity Buffer ETF – December	December 8, 2020
FT Cboe Vest U.S. Equity Deep Buffer ETF – December	December 8, 2020
FT Cboe Vest Growth-100 Buffer ETF – December	December 9, 2020
FT Cboe Vest International Equity Buffer ETF – December	December 9, 2020

Exhibit A

FT Cboe Vest U.S. Equity Buffer ETF – January	January 4, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – January	January 4, 2021
FT Cboe Vest Fund of Deep Buffer ETFs	January 15, 2021
First Trust TCW Emerging Markets Debt ETF	February 12, 2021
FT Cboe Vest U.S. Equity Buffer ETF – March	March 8, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – March	March 8, 2021
FT Cboe Vest Growth-100 Buffer ETF – March	March 8, 2021
FT Cboe Vest International Equity Buffer ETF – March	March 8, 2021
FT Cboe Vest U.S. Equity Buffer ETF – April	April 15, 2021
FT Cboe Vest U.S. Equity Deep Buffer ETF – April	April 15, 2021
First Trust TCW ESG Premier Equity ETF	May 7, 2021
First Trust Innovation Leaders ETF	May 24, 2021
First Trust Expanded Technology ETF	June 8, 2021
FT Cboe Vest Growth-100 Buffer ETF – June	June 17, 2021
FT Cboe Vest International Equity Buffer ETF – June	June 17, 2021
FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June	June 28, 2021